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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 20, 1998
                                -----------------
                 Date of Report (Date of ealiest event reported)



                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                         1-9516                 13-3398766
      --------                         ------                 ----------
(State of Organization)       (Commission File Number)       (IRS Employer
                                                          Identification Number)





                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                               -------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (914) 242-7700
                                 --------------
              (Registrant's telephone number, including area code)






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Item 5.  Other Events.
         ------------

         On November 20, 1998, American Real Estate Partners, L.P., a Delaware limited partnership (the "Company"), announced that it received certain documentation relating to a tender offer for its depositary units representing limited partnership interests by High Coast Limited Partnership. A copy of the Company's press release, dated November 20, 1998 is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         Financial Statements.
                  None.

         Pro Forma Financial Information.
                  None.

         Exhibits.
                  99.1     Press Release, dated November 20, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN REAL ESTATE PARTNERS, L.P.

                                     By:  American Property Investors, Inc.
                                          General Partner



                                     By:   /s/John P. Saldarelli
                                       -------------------------------------
                                     Name:    John P. Saldarelli
                                     Title:   Vice President, Secretary and
                                              Treasurer

Date:  November 23, 1998




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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Exhibit
-----------       -------

99.1              Press Release, dated November 20, 1998.